NUMBER                  (logo, see appendix)          SHARES

                              (Logo of
 COMMON STOCK            COCA-COLA BOTTLING CO.,
                             see appendix)

PAR VALUE $1.00              CONSOLIDATED             CUSIP 191098 10 2
                      INCORPORATED UNDER THE LAWS   SEE REVERSE FOR CERTAIN
                       OF THE STATE OF DELAWARE          DEFINITIONS


THIS CERTIFIES THAT



                           SPECIMEN



is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

            (Logo of COCA-COLA BOTTLING CO., see appendix) CONSOLIDATED transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all Amendments thereto. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


(Seal, see appendix)      Dated:

                 (Signature of                     (Signature of
      John W. Murrey III, see appendix)      James L. Moore, see appendix)
               Secretary                 President and Chief Executive Officer


                            AMERICAN BANK NOTE COMPANY.

             COCA-COLA BOTTLING CO. CONSOLIDATED

  THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO
SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF
AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM --as tenants in common          UNIF GIFT MIN ACT --....Custodian....
TEN ENT --as tenants by the entireties                     (Cust)      (Minor)
JT TEN  --as joint tenants with right of          under uniform Gifts to Minors
          survivorship and not as tenants         Act....................
          in common                                       (State)

      Additional abbreviations may also be used though not in the above list.

  For value received,____________hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
(                             )_______________________________________



______________________________________________________________________
 Please print or typewrite name and address including postal zip code of assignee


______________________________________________________________________



______________________________________________________________________



________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________

______________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated,______________________


                             ___________________________________


Signature Guaranteed: